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                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE


                 SOFTECH ANNOUNCES FIRST QUARTER FY 2005 RESULTS

            REPORTS SOLID FIRST QUARTER PERFORMANCE; OUTLOOK POSITIVE

TEWKSBURY, Mass. - October 14, 2004 - SofTech, Inc. (OTCBB:SOFT), a leading provider of design-through-manufacturing productivity solutions, today announced Q1 fiscal 2005 results. Revenue for Q1 FY 2005 was about $2.8 million, a decrease of about 6% as compared to the same period last year. The net loss for the current quarter was ($459,000) or ($.04) per share as compared to a net loss of ($478,000) or ($.04) per share for the same period in the prior fiscal year.

Pro forma net income, which excludes non-cash expenses related to amortization of intangible assets, was $152,000 for the current quarter as compared to $137,000 for the same period in the prior fiscal year. Free Cash Flow, defined as net loss adjusted for non-cash expenses less capital expenditures, totaled $166,000 for the current quarter as compared to $173,000 for the same period in the prior fiscal year. It is management's view that these non-GAAP financial measures of cash flow provide important information in understanding the Company's performance. A reconciliation is provided on the attached Financial Summary.

"Our first quarter is traditionally our slowest quarter and this year was no different" said Joe Mullaney, President and COO. "Our Q1 performance was on budget and I was very pleased that we were able to generate positive cash flow comparable to last year's performance. We have a greater volume of outstanding proposals than we have had for a long time and I am looking for us to deliver on some exceptional quarters going forward, well above prior year cash flow performance, as these customers make their buying decisions."

"It is critical for design and manufacturing companies to improve operating efficiencies and reduce cost and time to market. To accomplish these goals while improving quality is a difficult goal but one that is attainable through the use of our technology. Our PLM technology offering is the lowest price, full-featured product on the market. It can be implemented in a month and pay for itself in a year or less. As the economy continues to improve, I expect companies will begin to ramp up their capital expenditures on technologies like ours that improve their operations," Mullaney added.

ABOUT SOFTECH
SofTech, Inc. (OTCBB: SOFT) provides design-through-manufacturing productivity solutions with its computer-aided design (CAD), computer-aided manufacturing
(CAM) and product data management (PDM) products including CADRA(R), DesignGateway(TM), Prospector(TM), and ProductCenter(TM) (through SofTech's Workgroup Technology

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Division). SofTech's solutions optimize producT lifecycle management at the lowest cost by fostering innovation, extended enterprise collaboration, product quality improvements, and compressed time-to-market cycles.

SofTech has more than 100,000 users benefiting from its solutions, including Boeing, FlightSafety International, General Electric Company, Goodrich Turbine Fuel Technologies, Honeywell, Millipore Corporation, Siemens, Sikorsky Aircraft, U.S. Army, and Whirlpool Corporation.

Headquartered in Tewksbury, Massachusetts, SofTech (WWW.SOFTECH.COM) has locations and distribution partners throughout North America, Europe, and Asia.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
The statements made above with respect to SofTech's outlook for fiscal 2005 and beyond represent "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and are subject to a number of risks and uncertainties. These include, among other risks and uncertainties, general business and economic conditions, generating sufficient cash flow from operations to fund working capital needs, potential obsolescence of the Company's technologies, maintaining existing relationships with the Company's lender, successful introduction and market acceptance of planned new products and the ability of the Company to attract and retain qualified personnel both in our existing markets and in new territories.


Contact:   Joseph P. Mullaney
           President and COO
           (781) 890-8373

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SOFTECH, INC.
FINANCIAL SUMMARY
(in thousands, except per share data)

STATEMENTS OF OPERATIONS:

                                                  FOR THE THREE MONTH PERIODS ENDED
------------------------------------- ----------------------------------- -----------------------------------
                                                  AUGUST 31,                          AUGUST 31,
                                                     2004                                2003
                                                     ----                                ----
------------------------------------- ----------------------------------- -----------------------------------
Revenue                                           $    2,777                          $    2,943
------------------------------------- ----------------------------------- -----------------------------------
Loss from operations                                    (209)                               (225)
------------------------------------- ----------------------------------- -----------------------------------
Net loss                                                (459)                               (478)
------------------------------------- ----------------------------------- -----------------------------------
Loss per share                                          (.04)                               (.04)
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

RECONCILIATION OF NET LOSS TO PRO FORMA NET INCOME AND FREE CASH FLOW:

The net loss calculated in accordance with GAAP is adjusted below by non-cash expenses related to amortization and depreciation and by capital expenditures. It is management's view that these non-GAAP financial measures of cash flow provide important information in understanding the Company's performance.


                                                  FOR THE THREE MONTH PERIODS ENDED
------------------------------------- ----------------------------------- -----------------------------------
                                                  AUGUST 31,                          AUGUST 31,
                                                     2004                                2003
                                                     ----                                ----
------------------------------------- ----------------------------------- -----------------------------------
Net loss                                          $     (459)                         $     (478)
------------------------------------- ----------------------------------- -----------------------------------
Plus: Non-cash amortization                              611                                 615
                                                         ---                                 ---
------------------------------------- ----------------------------------- -----------------------------------
Pro Forma net income                                     152                                 137
------------------------------------- ----------------------------------- -----------------------------------
Plus: Non-cash depreciation                               21                                  48
------------------------------------- ----------------------------------- -----------------------------------
Less: Capital expenditures                                (7)                                (12)
                                                          ---                                ----
------------------------------------- ----------------------------------- -----------------------------------
Free cash flow                                    $      166                          $      173
------------------------------------- ----------------------------------- -----------------------------------